UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company" or "SPAR Group") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").  SGRP has recently filed the following reports with the SEC: On March 31, 2021, its Annual Report on Form 10-K for the year ended December 31, 2020 (the "2020 Annual Report"); on April 29, 2021, its First Amendment to such Annual Report on Form 10K/A (the "2020 10-K Amendment"), adding new Parts 10, 11, 12, 13 and 14 from Form 10-K to such Annual Report (as so amended, the "Amended 2020 Annual Report"); and on May 13, 2021, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the "2021 Q1 Report").

Item 3.01.         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Failure to Maintain a Majority of Independent Directors on the Board

See Resignation of Audit Committee Members from Board, Majority of Board no Longer Independent and Committee Memberships -- No Audit Committee Members Currently in Item 5.02, below, which are incorporated by reference into this Item 3.01.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Audit Committee Members from Board

On June 9, 2021, in a letter to the Corporation, all three members of SGRP's Audit Committee, namely Mr. Arthur H. Baer, Mr. Igor Novgorodtsev, and Mr. Jeffrey A. Mayer, resigned from the Corporation's Board of Directors (the "Board"), effective immediately.

Mr. Baer was Chairman of the Corporation's Audit Committee, has been Vice-Chairman of the Board since March 18, 2021, and was Chairman of the Board through March 18, 2021. Mr. Baer joined the Board on September 3, 2019. Mr. Novgorodtsev was Chairman of the Corporation's Compensation Committee and was Vice-Chairman of the Board through March 18, 2021. Mr. Novgorodtsev joined the Board on May 28, 2020. Mr. Mayer was Chairman of the Corporation's Governance Committee through June 9, 2021. Mr. Mayer joined the Board in January 2019. Mr. Baer, Mr. Novgorodtsev, and Mr. Mayer (each a "Resigning Independent Director") each was an independent director both under the general Nasdaq Rules and under Nasdaq's more stringent Audit Committee Rules.

Although the Resigning Independent Directors expressed confidence in the CEO and the management of SGRP as well as their respect and admiration for the fine leadership of SGRP's international and domestic joint venture partners, in their resignation letter to the Corporation dated June 9, 2021 (the "Resignation Letter"), the Resigning Independent Directors said they were concerned over efforts by SGRP's two major shareholders that they believe could weaken Board independence, interfere with the operations of the Company's business, and adversely affect the Company's liquidity and minority shareholders.

The management of the Corporation would like to thank Mr. Baer, Mr. Novgorodtsev, and Mr. Mayer for their service on the Board and their professional contributions. They provided experience and counsel that helped shape the Company for the future and rebuilt the Company's leadership team. Their commitment to governance and board independence was highly valued.

As a result of their resignations, the Board of Directors will immediately begin a search for additional qualified Independent Directors. The management of the Corporation remains committed to an independent board that has oversight and governance on behalf of all shareholders.

The Resignation Letter is attached to and filed with this Current Report as Exhibit 17.1 hereto and is hereby incorporated by reference into this Current Report. The descriptions of the Resignation Letter in this Current Report are subject to and are qualified in their entirety by the full text of the Resignation Letter.  Management informed the NASDAQ of the receipt of the Resignation Letter on June 11, 2021.

Majority of Board no Longer Independent

Following the departure of the Resigning Independent Directors, the remaining members of the Board are Mr. Robert G. Brown (Chairman of the Board and one of the majority stockholders), Mr. William H. Bartels (also one of the majority stockholders), Mr. Peter W. Brown, Mr. Panagiotis N. Lazaretos, Mr. James R. Brown, Sr., and Mr. Michael R. Matacunas (CEO and President of SGRP).

Nasdaq Listing Rule 5605(b)(1) requires a majority of the board of directors of a listed company to consist of independent directors, as defined in Rule 5605(a)(2) (the "Board Independence Rule").

As of the date of this filing, two of the remaining members of the Board (Mr. Lazaretos and Mr. Peter W. Brown) have been determined to be independent and it has been determined that Mr. James R. Brown, Sr., will become independent on July 31, 2021.

Accordingly, the Board currently has two independent directors and four non-independent directors, and on August 1, 2021, the Board will have three independent directors and three non-independent directors. In both cases SGRP's Board will not have a majority of independent directors as required by Nasdaq's Board Independence Rule.  Please see Item 1A -- Risk Factors -- Risks of a Nasdaq Delisting and Penny Stock Trading in the Amended 2020 Annual Report.

Committee Memberships -- No Audit Committee Members Currently

The Audit Committee has no members at this time. Nasdaq Listing Rule 5605(c) requires that an audit committee have at least three members and the members each possess financial expertise and be independent directors both under the general Nasdaq Rules and under Nasdaq's more stringent audit committee rules.  Please see Item 1A -- Risk Factors -- Risks of a Nasdaq Delisting and Penny Stock Trading in the Amended 2020 Annual Report.  Mr. Lazaretos and Mr. Peter W. Brown are not eligible to serve on the audit committee due to their paid consultant arrangements with the Corporation.

The Compensation Committee has only two members at this time: Mr. Panagiotis N. Lazaretos, and Mr. Peter W. Brown.

The Governance Committee has three members at this time: Mr. Panagiotis N. Lazaretos, Mr. Peter W. Brown, and Mr. James R. Brown, Sr. Mr. James R. Brown, Sr. became a non-independent member of the Governance Committee on June 2, 2021. His immediate membership as a non-independent director was approved on an emergency basis under Nasdaq Rule 5605(e)(3) by the Board in a 5-4 vote with the independent members of the Audit Committee and Mr. Matacunas voting against the action.  The supporters of the need for this immediate action cited the need for legal expertise on the Governance Committee.

Search for New Independent Directors

The Corporation has begun a search for three new directors that would be independent directors both under the general Nasdaq Rules and under Nasdaq's more stringent Audit Committee Rules to fill vacancies on the Board and the Audit and other Committees.

Background on the Ongoing Disputes Between the Company and its Majority Stockholders

For background on the ongoing disputes between the Company and its majority stockholders, please see:

●

Item 1A -- Risk Factors in the Amended 2020 Annual Report, including Current and Potential Conflicts with Affiliates Risks Related to the Company's Significant Stockholders and Potential Voting Control and Conflicts;

●

Note 5 -- Related-Party Transactions in the Consolidated Financial Statements in the 2021 Q1 Report, including Domestic Related Party Services, Affinity Insurance and Related Reimbursement Dispute, International Related Party Services, Other Related Party Transactions and Arrangements, SBS Bankruptcy, Settlement and March 2020 Claim, Loan to Majority Shareholders, and Re-determining Independence of Peter W. Brown; and

●

Note 8 -- Commitments and Contingencies -- Legal Matters in the Consolidated Financial Statements in the 2021 Q1 Report, including Advancement Claims, and SBS Bankruptcy, Settlement and March 2020 Claim.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries (the "Company"), and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance, the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's compliance with applicable Nasdaq director independence rules, the Company's cash flow or financial condition, the Company's cash flow, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.                  Financial Statements and Exhibits.

(a)         Exhibits:

17.1         Resignation Letter from Mr. Arthur H. Baer, Mr. Igor Novgorodtsev, and Mr. Jeffrey A. Mayer dated June 9, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: June 14, 2021

By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer
(Principal Financial and Accounting Officer),
Treasurer and Secretary